Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   Exhibit 32

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Tenet Information Services, Inc., (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marty Williams, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





/s/  Marty Williams
---------------------------
Marty Williams Chief Executive Officer
and Chief Financial Officer



November 13, 2004